Exhibit 10.1

SIXTH AMENDMENT TO FOURTH

AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 19, 2012 (this "Amendment"), is by and among (a) NEXSTAR BROADCASTING, INC. (the "Borrower"), a Delaware corporation, (b) NEXSTAR BROADCASTING GROUP, INC. (the "Ultimate Parent"), a Delaware corporation, (c) NEXSTAR FINANCE HOLDINGS, INC. ("Nexstar Finance Holdings"), a Delaware corporation, (d) certain Lenders (as defined below) and (e) BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and the other Lenders party to that certain Fourth Amended and Restated Credit Agreement, dated April 1, 2005, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 18, 2005, that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 8, 2009, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of April 19, 2010, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of April 15, 2011, and that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 29, 2011 (as further amended, supplemented, and restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the lending institutions party thereto (the "Lenders") and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the several Lenders party to this Amendment (which Lenders constitute the Majority Lenders and the Majority Revolver Lenders as required under the Credit Agreement to effect the amendment intended hereby) and the Administrative Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the Majority Lenders, the Majority Revolver Lenders and the Administrative Agent hereby agree as follows:

§1. Amendment to Section 7.04(b) of the Credit Agreement.  Section 7.04(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

(b)           so long as no Default exists both before and after giving effect thereto, (i) the purchase or acquisition (by merger, consolidation, acquisition of Capital Stock or assets, like-kind exchange or otherwise) by the Borrower or any Wholly-Owned Subsidiary of the Borrower, after the Third Amendment Effective Date of (A) 100% of the Capital Stock of any Person primarily engaged in the Television Broadcasting Business, or (B) a television broadcast station and all related assets necessary to operate such television broadcast station, or (C) all or substantially all of the Television Broadcasting Business assets of another Person, or any Television Broadcasting Business or division of another Person, or (ii) the entering into by the Borrower or any of its Wholly-Owned Subsidiaries, after the Third Amendment Effective Date, of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement with respect to a television broadcasting station (other than in connection with a Disposition) owned by a third Person that is not an Affiliate of any Credit Party (prior to giving effect to such contemplated agreement); provided that, at least 5 Business Days prior to consummating any such transaction or series of related transactions the Borrower shall have delivered to the Administrative Agent (or at such later time as agreed to by the Administrative Agent, provided that, if a refinancing in full of the Obligations under the Loan Documents (excluding any Interest Rate Protection Agreement, Secured Hedge Agreement or any Secured Cash Management Agreement and excluding contingent indemnification obligations) and termination of all of the Revolving Commitments is contemplated in connection with any such Acquisition, such certificate may be waived indefinitely so long as such Acquisition is not consummated during the term of this Agreement),

(1)           a certificate of the Borrower executed on its behalf by a Responsible Officer of the Borrower, certifying

(w)           that the financial projections attached thereto have been prepared on a Pro Forma Basis in good faith after inclusion of the full transaction or series of related transactions and all related borrowings and other transactions in connection therewith for the period from the date of the actual or anticipated, as applicable, consummation of the proposed transaction or series of related transactions to the Maturity Date for the latest to mature of the Loans,

(x)           that no Default exists or is projected to exist both before and after giving effect to the consummation of such transaction or series of related transactions after giving effect to the full transaction or series of related transactions and all related borrowings and other transactions in connection therewith,

(y)           if immediately after giving effect to such transaction or series of related transactions, the Consolidated Total Leverage Ratio is (A) equal to or greater than 7.50:1.00, that the aggregate annual purchase consideration paid (or the fair market value of the assets Acquired, if greater) by the Nexstar Entities and the Mission Entities for all Acquisitions by the Nexstar Entities and the Mission Entities, does not exceed $30,000,000, or (B) less than 7.50:1.00, that the aggregate annual purchase consideration paid (or the fair market value of the assets acquired, if greater) by the Nexstar Entities and the Mission Entities for all Acquisitions

by the Nexstar Entities and the Mission Entities does not exceed $50,000,000, and

(z)            that immediately after giving effect to such transaction or series of related transactions, the aggregate cumulative consideration paid by the Nexstar Entities and the Mission Entities for all Acquisitions by the Nexstar Entities and the Mission Entities does not exceed an amount equal to $75,000,000 for the period commencing on the Third Amendment Effective Date through any date of any such proposed Acquisition (computed after giving pro forma effect to such proposed Acquisition);

 and

(2)           a Pro Forma Compliance Certificate of the Borrower for the Measurement Period for the actual or anticipated, as applicable, consummation of such transactions, giving effect to the consummation of such transaction or series of related transactions;

§2. Conditions to Effectiveness.  This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) there shall exist no Default both immediately before and after giving effect to this Amendment; and

(b) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Ultimate Parent, Nexstar Finance Holdings, each Guarantor, the owners of the Capital Stock of the Mission Borrowers (the "Pledgors"), the Majority Lenders and the Majority Revolver Lenders; and

(c) the representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the date of this Amendment (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects); and

(d) the Administrative Agent shall have received a copy of the executed Fourth Amendment to the Mission Third Amended and Restated Credit Agreement on terms reasonably acceptable to the Administrative Agent, and all conditions to effectiveness of such Fourth Amendment shall have been satisfied or waived (except the condition relating to the effectiveness of this Amendment); and

(e) the Administrative Agent shall have received such confirmations and affirmations of any of the Loan Documents by the applicable Credit Parties as reasonably requested by the Administrative Agent, in each case reasonably acceptable to the Administrative Agent.

§3. Affirmation of Nexstar Entities.  Each of the Nexstar Entities hereby affirms its Obligations under the Credit Agreement, each of the other Loan Documents to which each is a party, and each of the Mission Loan Documents to which each is a party, and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due (i) under the Credit Agreement (as amended hereby) and the other Loan Documents and (ii) under the Mission Credit Agreement and the Mission Loan Documents.

§4. Representations and Warranties.  Each of the Nexstar Entities represents and warrants to the Administrative Agent and the Lenders, after giving effect to this Amendment, as follows:

(a) Representations and Warranties.  Each of the representations and warranties contained in Article V of the Credit Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made.  Each of the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (giving effect to this Amendment), except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects and to the extent that such representations and warranties relate specifically to a prior date.

(b) Enforceability.  The execution and delivery by the Nexstar Entities of this Amendment, and the performance by the Nexstar Entities of this Amendment and the Credit Agreement, as amended hereby, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) are within the corporate authority of each of the Nexstar Entities and have been duly authorized by all necessary corporate proceedings.  This Amendment and the Credit Agreement, as amended, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) hereby, constitute valid and legally binding obligations of each of the Nexstar Entities, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws relating to or affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

(c) No Default.  No Default has occurred and is continuing, and no Default will result from the execution, delivery and performance by the Nexstar Entities of this Amendment, the other Loan Documents or from the consummation of the transactions contemplated herein.

(d) Disclosure.  None of the information provided to the Administrative Agent and the Lenders on or prior to the date of this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to any of the Nexstar Entities in the case of any document or information not furnished by any such Nexstar Entity) necessary in order to make the statements herein or therein not misleading.  On the date hereof, none of the Nexstar Entities possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Nexstar Entities taken as a whole as to which the Lenders do not have access.

§5. No Other Amendments, etc.  Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect.  Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of any Nexstar Entity or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

§6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§7. Interpretation.  This Amendment, the Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties.  Accordingly, this Amendment, Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

§8. Loan Document.  This Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this Amendment shall be a Default under the Credit Agreement (as applicable).

§9. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal Law.

§10. Miscellaneous.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out of pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 10.04 of the Credit Agreement.  The parties hereto acknowledge and agree that this Amendment is subject to the terms of the 2010 Intercreditor Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

The Borrower:

NEXSTAR BROADCASTING, INC.

By:           /s/ Thomas E. Carter
                            Name: Thomas E. Carter
                            Title: EVP, CFO

The Parent Guarantors:

NEXSTAR BROADCASTING GROUP, INC.

By:           /s/ Thomas E. Carter
                            Name: Thomas E. Carter
                            Title: EVP, CFO

NEXSTAR FINANCE HOLDINGS, INC.

By:           /s/ Thomas E. Carter
                            Name: Thomas E. Carter
                            Title: EVP, CFO

The Administrative Agent:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:           /s/ Don B. Pinzon
                            Name: Don B. Pinzon
Title: Vice President

RATIFICATION OF GUARANTORS AND PLEDGORS

Each of the undersigned Guarantors and Pledgors hereby (a) acknowledges and consents to the foregoing Amendment and the Nexstar Entities’ execution thereof; (b) joins the foregoing Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Guarantor or Pledgor, as applicable, pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Guarantor or Pledgor, as applicable, does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (f) acknowledges, affirms and agrees that such Guarantor or Pledgor, as applicable, does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

The Guarantors:

MISSION BROADCASTING, INC.

By:           /s/ Dennis Thatcher
Name: Dennis Thatcher
Title: President and Treasurer

NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR FINANCE HOLDINGS, INC.

By:           /s/ Thomas E. Carter
Name: Thomas E. Carter
Title: EVP, CFO